Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE

TEAM, INC. ANNOUNCES NEW ORGANIZATIONAL STRUCTURE TO FURTHER FACILITATE THE IMPLEMENTATION OF ITS BUSINESS INTEGRATION AND TRANSFORMATION

New leadership and structure designed to drive operational efficiencies, reduce costs and promote faster growth

SUGAR LAND, TX, July 9, 2018 - Team, Inc. (NYSE: TISI) (“Team” or the “Company”) today announced, as part of its OneTEAM business transformation program, a new, integrated organizational structure designed to foster cross-segment collaboration, maximize efficiency and leverage center-led functions to reduce costs. The Company also announced a number of executive leadership appointments.

The new organizational structure will include a Product and Service Line organization and an Operations organization. The Product and Service Lines will be responsible for value positioning and pricing, standardization of best practices, technical training and program development, and technology innovation across Team’s global enterprise. The Operations organization, comprised of cross-segment divisions aligned by major geographic regions, will be responsible for executing product and service delivery in accordance with established Team service line standards, safety and quality protocols. Team’s local district locations will remain focused on the Company’s superior service and product delivery to clients.

Amerino Gatti, Chief Executive Officer of Team, said, “Our new organizational structure will capitalize on Team’s core strengths: our highly trained, global workforce; technical expertise recognized industry-wide; large distributed service delivery network; strong safety and quality record; reputation for innovation; and long-term, blue chip client base. Team’s new structure will enable strategic alignment across the portfolio of our products and services, across regions and between functions by leveraging Team’s scale, enhancing agility, and extracting efficiencies. We are working diligently to implement the necessary changes to our business to align with the newly announced structure.”

The Company also announced the following executive leadership appointments, all of whom will report to Mr. Gatti:

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Jeffrey L. Ott, President, Product and Service Lines and Quest Integrity - Prior to his appointment, Mr. Ott served as Team’s President, Mechanical Services and Quest Integrity. In these roles, Mr. Ott demonstrated his strong leadership ability and contributions to Team’s strategic planning and execution. He will be responsible for strengthening our key product and service portfolio, strategic planning, improvement of enterprise-wide value pricing and positioning, and enhancement of enterprise performance through continuous improvement and technology-enabled innovation. Mr. Ott began his career as an engineer in the Operations Analysis group at Rockwell International’s North American Aircraft division and then spent 20 years in the banking sector managing middle market investments in industrial technology and financial services. Mr. Ott holds a B.Sc. in Engineering Management and Operations Research from Southern Methodist University and an M.B.A. from Dartmouth College.

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Grant D. Roscoe, President, Operations - Prior to joining Team, Mr. Roscoe served as Global Vice President of Testing & Subsea for Halliburton. Over his 24-year career in the oil and gas industry, Mr. Roscoe held a number of leadership roles at Halliburton, including Senior Global Integration Manager, Senior Regional Manager Completions - North America, and Global Strategic Business Manager. Earlier in his Halliburton career, he held field operations, engineering and technology positions around the world, including North America and Asia. Before joining Halliburton in 2001, he held various roles at Expro Group and Global Marine. Mr. Roscoe holds a B.S. in Mechanical Engineering from Durban University of Technology and received Business Leadership Development and Leadership Excellence certifications from Texas A&M University’s Mays Business School.

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Michael R. Wood, Senior Vice President of Health, Safety, and Environment - Mr. Wood joins Team from Siemens where he most recently served as a Regional Head of Quality Management & Environment, Health & Safety for Power & Gas. Mike will be responsible for collaborating with our Company leadership to analyze and improve Team programs and practices to reduce risk and protect the safety and health of Team employees, customers, contractors and the communities in which we operate. Mike has more than 30-years of experience serving in leadership roles at companies with a focus on HSE, including Dresser-Rand, Baker Hughes and The Dow Chemical Company. Mr. Wood received a B.S. in Chemistry from Saint Bonaventure University and an M.B.A. from the University of Texas at Tyler.

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Sherri A. Sides, Senior Vice President, Chief Human Resources Officer - Ms. Sides joins Team from Air Liquide where she most recently served as Vice President - Human Resources for U.S. Operations. Ms. Sides brings deep experience cultivating and implementing human resources initiatives that promote a strong culture of engagement, talent management and organizational unification to attract, retain, and develop employees. Ms. Sides has more than 20-years of human resources and talent development experience from leadership roles with Memorial Hermann Healthcare System, Dell, Inc., and Applied Materials, Inc. Ms. Sides holds an M.A. in Human Studies from St. Edward's University and a B.A. in Psychology from The University of Texas at Austin.

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James P. McCloskey, Senior Vice President of Commercial - Prior to joining Team, Mr. McCloskey most recently served as Vice President Petrochemical & Manufacturing at the American Fuel & Petrochemical Manufacturers association. Mr. McCloskey will develop and lead Team’s newly formed commercial function, which includes sales, marketing, and contracts management. Mr. McCloskey brings over 30-years of experience and knowledge in strategic selling, marketing, and corporate strategy development from his work at Blue Ridge Partners and the Carnrite Group, The Brock Group, and S&B Engineers & Constructors. Mr. McCloskey holds a B.Sc. in Industrial Distribution from Texas A&M University.

Mr. Gatti, continued, “We are excited to congratulate Jeff and welcome Grant, Sherri, Jim and Mike to Team as we continue executing on our plans to transform the business and accelerate our path to profitability. I am confident that these seasoned and passionate leaders will bring new perspectives and insight to our executive team. With their leadership and the continued contributions of our talented employees, we will build on our strong foundation to drive customer relationships, operational efficiency, and improved financial performance in order to create value for our stakeholders.”

With these leadership appointments in place, Team is moving swiftly to transition its operations, management structure, support functions and technology infrastructure to align with the new organization, which we expect to be fully operational in the fourth quarter of 2018. Upon completion of these organizational and reporting changes, we anticipate our reportable segments will also change. Until then, our reportable segments will continue as Inspection and Heat Treating, Mechanical Services and Quest Integrity.

About Team, Inc.
Headquartered near Houston, Texas, Team, Inc. (NYSE: TISI) is a leading provider of specialty industrial services, including inspection and assessment, required in maintaining and installing high-temperature and high-pressure piping systems and vessels that are utilized extensively in the refining, petrochemical, power, pipeline and other heavy industries. Team offers these services across its 220 branch locations and more than 20 countries throughout the world. For more information, please visit www.teaminc.com.

Forward-Looking Statements
Certain forward-looking information contained herein is being provided in accordance with the provisions of the Private Securities Litigation Reform Act of 1995. We have made reasonable efforts to ensure that the information, assumptions and beliefs upon which this forward-looking information is based are current, reasonable and complete. Such forward-looking statements involve estimates, assumptions, judgments and uncertainties. There are known and unknown factors that could cause actual results or outcomes to differ materially from those addressed in the forward-looking information. Such known factors are detailed in the Company's Annual Report on Form 10-K and in the Company's Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission, and in other reports filed by the Company with the Securities and Exchange Commission from time to time. Accordingly, there can be no assurance that the forward-looking information contained herein, including projected cost savings, will occur or that objectives will be achieved. We assume no obligation to publicly update or revise any forward-looking statements made today or any other forward-looking statements made by the Company, whether as a result of new information, future events or otherwise, except as may be required by law.

Contact:
Greg L. Boane
Chief Financial Officer
281-331-6154

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